UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:   (Date of Earliest Event Reported) June  19, 2014 (June 17, 2014)

PANHANDLE OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5400 North Grand Blvd.,
Suite 300
Oklahoma City, OK		73112
(Address of principal executive offices)		(Zip code)

(405) 948-1560
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

______________________________________________________________________________

ITEM 1.01   Enters Into A Material Definitive Agreement

Effective June 17, 2014 , Panhandle Oil and Gas Inc. (the “Company”) has amended its bank credit facility with Bank of Oklahoma (who also is the administrative agent) and MidFirst Bank to include BancFirst and Amarillo National Bank, as well as increase the revolving loan from $80,000,000 to $200,000,000 and increase the borrowing base from $35,000,000 to $130,000,000.  Under the amended credit facility, The Company is required to mortgage not less than 80% of the total value of its proved, developed and producing properties and the maturity date has been extended from November 30, 2017 to November 30, 2018.  All other terms of the amended credit facility remain materially the same.

ITEM 2.01   Completion of Acquisition or Disposition of Assets

Panhandle Oil and Gas Inc. (the “Company”), on June 17, 2014, closed on the acquisition of certain Eagle Ford Shale assets first reported in a May 15, 2014 press release and on Form 8-K filed with the Securities and Exchange Commission on May 16, 2014, reporting the signing of an intent to purchase the assets. The purchase price was $80,400,000, subject to customary post close adjustments, with an effective date of April 1, 2014.

The property has been purchased from private sellers and included a 16% non-operated working interest in 11,100 gross (1,775 net) acres located in the core of the Eagle Ford Shale oil window in LaSalle and Frio Counties, Texas.  The acreage is largely contiguous, entirely held by production and contains 63 producing wells (57 Eagle Ford, 5 Pearsall and 1 Buda), 1 Eagle Ford well being drilled, 3 Eagle Ford wells in the process of completion and 109 undeveloped Eagle Ford locations.  The property is wholly operated by Cheyenne Petroleum Company, a privately held Oklahoma City firm, which is developing the property with a one drilling rig program.

The acquisition is being funded utilizing the Company’s bank credit facility.

We will be filing a Form 8-K/A on or before August 29, 2014 which will include audited financial statements and pro forma information related to this acquisition.

ITEM 9.01   Financial Statements and Exhibits

(d)    Exhibits

Exhibit
Number	Description
99.1	Second Amendment to Amended and Restated Credit Agreement and Joinder, dated June 17, 2014
99.2	Press Release issued by Panhandle Oil and Gas Inc., dated June 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.

By:  /s/ Michael C. Coffman

Michael C. Coffman,

President and CEO

DATE:    June 19, 2014

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Second Amendment to Amended and Restated Credit Agreement and Joinder, dated June 17, 2014
99.2	Press Release issued by Panhandle Oil and Gas Inc., dated June 17, 2014